UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2011


                                  STEVIA CORP.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                    333-152365                    98-0537233
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

    7117 US 31 S Indianapolis, IN                                   46227
(Address of Principal Executive Office)                           (Zip Code)

                                 (888) 250-2566
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Effective November 1, 2011, Stevia Corp. (the "Company") entered into a Management and Off-Take Agreement (the "Agreement") with Growers Synergy Pte Ltd., a corporation organized under the laws of Singapore ("GSPL"). Under the terms of the Agreement, the Company will engage GSPL to supervise the Company's farm management operations, recommend quality farm management programs for stevia cultivation, assist in the hiring of employees and provide training to help the Company meet its commercialization targets, develop successful models to propagate future agribusiness services, and provide back-office and regional logistical support for the development of proprietary stevia farm systems in Vietnam, Indonesia and potentially other countries. GSPL will provide services for a term of two years from the effective date of the Agreement, at a rate of $20,000 per month. The Agreement may be terminated by the Company upon 30 days notice.

     In connection with the Agreement, the parties have agreed to enter into an off-take agreement whereby GSPL will agree to purchase all the non-stevia crops produced at the Company's GSPL supervised farms.

     The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is included as Exhibit 10.1 to this Form 8-K and is incorporated by reference to this Item 1.01.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

CODE OF ETHICS

     On October 25, 2011, the Board of Directors of the Company adopted a Code of Ethics for the Company. The Code of Ethics covers a wide range of ethical standards for all directors, officers and employees. A copy of the Code of Ethics is attached hereto as Exhibit 14.1.

AGREEMENT

     On October 31, 2011, the Company issued a press release announcing the Agreement. A copy of the press release is attached to this report as Exhibit
99.1 and is incorporated herein by reference.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
No.                                Description
---                                -----------
10.1          Management and Off-Take Agreement

14.1          Code of Ethics

99.1          Press Release dated October 31, 2011

The information set forth in Exhibit 99.1 attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report constitute "forward-looking statements" defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2011                   STEVIA CORP.


                                         By: /s/ George Blankenbaker
                                             -----------------------------------
                                             George Blankenbaker
                                             President

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